                                                                  EXHIBIT 10.4.2


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                        MASTER CREDIT FACILITY AGREEMENT

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the "AMENDMENT") is made as of the 29th day of July, 2003, by and among (i) EACH OF THE GENERAL PARTNERSHIPS SET FORTH ON EXHIBIT A-1 TO THE MASTER AGREEMENT, each a Maryland general partnership (being collectively referred to as the "ORIGINAL OWNER"), (ii) (a) THE TOWN AND COUNTRY TRUST, a Maryland real estate investment trust (the "REIT"), (b) THE TC OPERATING LIMITED PARTNERSHIP, a Maryland limited partnership (the "OPERATING PARTNERSHIP"), (c) THE TOWN AND COUNTRY HOLDING CORPORATION, a Delaware corporation (the "REIT SUB"), (d) THE TC PROPERTY COMPANY, a Maryland general partnership (the "PROPERTY COMPANY") and (e) THE TOWN AND COUNTRY ORIOLE CORPORATION, a Delaware corporation ("TC-ORIOLE") (the REIT, the Operating Partnership, the REIT Sub, the Property Company, TC-Oriole and each of the Original Owners being collectively referred to as the "TC PARTIES" and individually referred to as a "TC PARTY"), (iii) IVY ACQUISITIONS LLC, a Delaware limited liability company ("IVY"), (iv) DAISY ACQUISITIONS LLC, a Delaware limited liability company ("DAISY") (v) SHAMROCK ACQUISITIONS LLC, a Delaware limited liability company ("Shamrock") (Ivy, Daisy and Shamrock being collectively referred to as the "GUARANTORS") (together with the Original Owners, "OWNERS"), and (vi) PRUDENTIAL MULTIFAMILY MORTGAGE, INC., a Delaware corporation, successor to WASHINGTON MORTGAGE FINANCIAL GROUP, LTD., a Delaware corporation (the "LENDER"), and (vii) FANNIE MAE, a federally-chartered and stockholder-owned corporation organized and existing under the Federal National Mortgage Association Charter Act, 12 U.S.C. Section 1716 et seq. ("FANNIE MAE").

                                    RECITALS

      A. TC Parties and Lender are parties to that certain Amended and Restated Master Credit Facility Agreement, dated as of April 25, 2002, as amended by that certain First Amendment to Amended and Restated Master Credit Facility Agreement, dated as of April 16, 2003 (as amended from time to time, the "MASTER AGREEMENT").

      B. All of the Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of April 25, 2002 (the "ASSIGNMENT"). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement.

      C. Pursuant to that certain First Reaffirmation and Joinder Agreement, dated as of even date herewith, Guarantors have joined into the Master Agreement as Owners and Guarantors thereunder.

      D. Ivy has entered into (i) that certain Payment Guaranty (Base Note) dated as of even date herewith guarantying the obligations The TC-Fox Haven Company, a Maryland general partnership ("TC-FOX HAVEN") has under that certain Amended and Restated Base Facility Note dated as of September 26, 1997 and (ii) that certain Payment Guaranty (Master Guaranty) dated as of even date herewith guarantying the Guaranteed Obligations set forth therein. Daisy has entered into (i) that certain Payment Guaranty (Base Note) guarantying the obligations The TC-Charlesmont Company, a Maryland general partnership ("TC-CHARLESMONT") has under that certain Amended and Restated Base Facility Note dated as of September 26, 1997 and (ii) that certain Payment Guaranty (Master Guaranty) dated as of even date herewith guarantying the obligations set forth therein. Shamrock has entered into and Shamrock (i) that certain Payment Guaranty (Base Note) guarantying the obligations The TC-Woodmoor Company, a Maryland general partnership ("TC-WOODMOOR") has under that certain Amended and Restated Base Facility Note dated as of September 26, 1997 and (ii) that certain Payment Guaranty (Master Guaranty) dated as of even date herewith guarantying the obligations set forth therein.

      The parties are executing this Amendment pursuant to the Master Agreement to (i) reflect the release of three Mortgaged Properties from the Collateral Pool and (ii) reflect the addition of two properties as Mortgaged Properties to the Collateral Pool as set forth below.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

      SECTION 1. RELEASE OF MORTGAGED PROPERTIES. The following Mortgaged Properties are hereby released from the Collateral Pool:

      1.    Woodmoor Apartments (Baltimore County, Maryland), owned by
            TC-Woodmoor;

      2. Fox Haven Apartments (Baltimore County, Maryland), owned by TC-Fox Haven; and

      3. Charlesmont Apartments (Baltimore County, Maryland), owned by TC-Charlesmont.

      SECTION 2. ADDITION OF MORTGAGED PROPERTIES. The following properties are hereby added to the Collateral Pool as Additional Mortgaged Properties:

      1. Courts at Avalon (Baltimore County, Maryland), 39% tenancy-in-common interest owned by Shamrock (which 100% membership interest is owned by TC-Woodmoor) and 61% tenancy-in-common interest owned by Daisy (which 100% membership interest is owned by TC-Charlesmont); and

      2. Excalibur (Baltimore County, Maryland), owned by Ivy (which 100% membership interest is owned by TC-Fox Haven).

      SECTION 3. EXHIBIT A. Exhibits A-1 and A-2 to the Master Agreement are hereby deleted in their entirety and replaced with the Exhibit A-1 and Exhibit A-2 attached to this Amendment.

      SECTION 4. EXHIBIT JJ. Exhibit JJ to the Master Agreement, regarding the Replacement Reserve Payment Schedule, is hereby supplemented with Exhibit B attached to this Amendment.

      SECTION 5. EXHIBIT KK. Exhibit KK to the Master Agreement, regarding the Replacement Reserve Report, is hereby supplemented with Exhibit C attached to this Amendment

      SECTION 6. INSURANCE CLAIMS SETTLEMENT. Section 13.08(d) of the Master Agreement is hereby deleted in its entirety and restated as follows:

      INSURANCE CLAIMS SETTLEMENT. Notwithstanding the provision of the second sentence of the third paragraph of paragraph 5 of the Uniform Provisions of the Security Instruments or Section 19 of the Security Instrument (as applicable under each Security Instrument) relating to insurance claims, so long as (i) the casualty to a Mortgaged Property has led to a claim of less than $500,000 and (ii) no Event of Default then exists, the Lender shall not exercise the power of attorney granted thereby, and an Owner may make proof of loss, adjust and compromise claims, oppose and prosecute actions relating to the casualty insurance policy in question and collect and receive the insurance proceeds in question.

      SECTION 7. REFERENCES TO PROPERTIES. Any reference in any Loan Document that refers to thirty-five (35) properties shall hereinafter be deemed to refer to the thirty-four (34) properties listed on Exhibit A-1 to the Master Agreement.

      SECTION 8. REFERENCES TO OWNERS . TC-Fox Haven, TC-Woodmoor and TC-Charlesmont are no longer direct owners of the Properties, but directly own 100% of the membership interests of the current Mortgaged Property owners, Ivy, Daisy and Shamrock, respectfully. Notwithstanding the preceding sentence, TC-Fox Haven, TC-Charlesmont and TC-Woodmoor shall each remain an "Owner" under the Master Agreement and any other Loan Document. Any references in any Loan Document that refers to "Property Partnerships" are hereby deleted and replaced with the term "Owners."

      SECTION 9. REPRESENTATIONS AND WARRANTIES. Where applicable, the representations and warranties of TC-Fox Haven, TC-Woodmoor and TC-Charlesmont shall be deemed to be made by or through Ivy, Daisy and Shamrock, respectively.

      SECTION 10. CONFIRMATION. Notwithstanding the fact that Fannie Mae was not a party to the First Amendment to Master Credit Facility Agreement dated as of April 16, 2003, Fannie Mae hereby confirms, ratifies and joins into the First Amendment as if it were an original signatory thereto.

      SECTION 11. CAPITALIZED TERMS . All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

      SECTION 12. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

      SECTION 13. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

      SECTION 14. APPLICABLE LAW. The provisions of Section 22.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

           [The rest of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                  THE TC-WEST/GREENSVIEW COMPANY, a Maryland general partnership
                                  THE TC-EAST COMPANY, a Maryland general
                                  partnership
                                  THE TC-HARFORD COMPANY, a Maryland general partnership
                                  THE TC-HOLLOWS COMPANY, a Maryland general partnership
                                  THE TC-MONTGOMERY COMPANY, a Maryland general partnership
                                  THE TC-NORTH COMPANY, a Maryland general partnership
                                  THE TC-WOODMOOR COMPANY, a Maryland general partnership
                                  THE TC-RIDGE-VIEW COMPANY, a Maryland general partnership
                                  THE TC-SOUTH COMPANY, a Maryland general partnership
                                  THE TC-GARDEN WOOD COMPANY, a Maryland general partnership
                                  THE TC-HALLFIELD MANOR COMPANY, a Maryland general partnership
                                  THE TC-MONTPELIER COMPANY, a Maryland general partnership
                                  THE TC-NORTHEAST COMPANY, a Maryland general partnership
                                  THE TC-LAUREL COMPANY, a Maryland general partnership
                                  THE TC-ROLLING ROAD COMPANY, a Maryland
                                  general partnership
                                  THE TC-VERSAILLES COMPANY, a Maryland general partnership
                                  THE TC-FOX HAVEN COMPANY, a Maryland general partnership
                                  THE TC-CHARLESMONT COMPANY, a Maryland general partnership
                                  THE TC-FOX RUN COMPANY, a Maryland general partnership
                                  THE TC-STONEGATE COMPANY, a Maryland general partnership
                                  THE TC-UNIVERSITY HEIGHTS COMPANY, a Maryland general partnership
                                  THE TC-BARTON'S CROSSING COMPANY, a Maryland general partnership
                                  THE TC-GLEN COMPANY, a Maryland general
                                  partnership
                                  THE TC-MCNAIR FARMS COMPANY, a Maryland
                                  general partnership

                                  THE TC-CARLYLE STATION COMPANY, a Maryland general partnership
                                  THE TC-ALLENTOWN COMPANY, a Maryland general partnership
                                  THE TC-EMMAUS COMPANY, a Maryland general partnership
                                  THE TC-HANOVER COMPANY, a Maryland general partnership
                                  THE TC-HARRISBURG COMPANY, a Maryland general partnership
                                  THE TC-HARRISBURG-EAST COMPANY, a Maryland general partnership
                                  THE TC-LANCASTER WEST COMPANY, a Maryland general partnership
                                  THE TC-LANCASTER EAST COMPANY, a Maryland general partnership
                                  THE TC-YORK COMPANY, a Maryland general
                                  partnership
                                  THE TC-ROLLING HILLS COMPANY, a Maryland general partnership
                                  THE TC-CHRISTINA MILL COMPANY, a Maryland general partnership

                                  By: The TC Property Company, a Maryland
                                      general partnership, in its capacity as
                                      general partner of, and on behalf of, each
                                      of the foregoing thirty-five (35) general
                                      partnerships

                                      By: The TC Operating Limited Partnership,
                                          a Maryland limited partnership,
                                          General Partner

                                          By: The Town and Country Trust, a
                                              Maryland real estate investment
                                              trust, General Partner


                                               By:
                                                   -----------------------------
                                                   W. Daniel Brown
                                                   Senior Vice President - Human
                                                   Relations

                                  REIT

                                  THE TOWN AND COUNTRY TRUST, A MARYLAND REAL
                                  ESTATE INVESTMENT TRUST

                                  By:
                                     ----------------------------
                                     W. Daniel Brown
                                     Senior Vice President - Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  Operating Partnership

                                  THE TC OPERATING LIMITED PARTNERSHIP, A
                                  MARYLAND LIMITED PARTNERSHIP, GENERAL PARTNER

                                  By: The Town and Country Trust, a Maryland
                                      real estate investment trust


                                      By:
                                          -------------------------------------
                                          W. Daniel Brown
                                          Senior Vice President - Human
                                          Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  REIT Sub

                                  THE TOWN AND COUNTRY HOLDING CORPORATION, A
                                  DELAWARE CORPORATION

                                  By:
                                     ---------------------------------
                                     James Dolphin
                                     Senior Vice President and Treasurer


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                     Property Company

                                     THE TC PROPERTY COMPANY, A MARYLAND GENERAL
                                     PARTNERSHIP

                                     By: The TC Operating Limited Partnership, a
                                         Maryland limited partnership, General
                                         Partner

                                         By: The Town and Country Trust, a
                                             Maryland real estate investment
                                             trust, General Partner

                                             By:
                                                 -------------------------------
                                                 W. Daniel Brown
                                                 Senior Vice President - Human
                                                 Relations


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  TC-Oriole

                                  THE TOWN AND COUNTRY ORIOLE CORPORATION, A
                                  DELAWARE CORPORATION

                                  By:
                                     ---------------------------------
                                     James Dolphin
                                     Senior Vice President & Treasurer


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  Ivy

                                  IVY ACQUISITIONS LLC, A DELAWARE LIMITED
                                  LIABILITY COMPANY

                                  By: The TC-Fox Haven Company, a Maryland
                                      general Partner, its sole member

                                      By: The TC Property Company, a Maryland
                                          general partnership, its general
                                          partner

                                          By: The TC Operating Limited
                                              Partnership, a Maryland limited
                                              partnership, General Partner

                                              By: The Town and Country Trust, a
                                                  Maryland real estate
                                                  investment trust, General
                                                  Partner

                                                  By:
                                                      --------------------------
                                                      W. Daniel Brown
                                                      Senior Vice President -
                                                      Human Relations


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  Daisy

                                  DAISY ACQUISITIONS LLC, A DELAWARE LIMITED
                                  LIABILITY COMPANY

                                  By: The TC-Charlesmont Company, a Maryland
                                      general Partner, its sole member

                                      By: The TC Property Company, a Maryland
                                          general partnership, its general
                                          partner

                                          By: The TC Operating Limited
                                              Partnership, a Maryland limited
                                              partnership, General Partner

                                              By: The Town and Country Trust, a
                                                  Maryland real estate
                                                  investment trust, General
                                                  Partner

                                                  By:
                                                     ---------------------------
                                                     W. Daniel Brown
                                                     Senior Vice President -
                                                     Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  Shamrock

                                  SHAMROCK ACQUISITIONS LLC, A DELAWARE LIMITED LIABILITY COMPANY

                                  By: The TC-Woodmoor Company, a Maryland
                                      general Partner, its sole member

                                      By: The TC Property Company, a Maryland
                                          general partnership, its general
                                          partner

                                          By: The TC Operating Limited
                                              Partnership, a Maryland limited
                                              partnership, General Partner

                                              By: The Town and Country Trust, a
                                                  Maryland real estate
                                                  investment trust, General
                                                  Partner

                                                  By:
                                                     ---------------------------
                                                     W. Daniel Brown
                                                     Senior Vice President -
                                                     Human Relations

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  Lender

                                  PRUDENTIAL MULTIFAMILY MORTGAGE, INC., A
                                  DELAWARE CORPORATION, SUCCESSOR TO WASHINGTON MORTGAGE FINANCIAL GROUP, LTD.


                                  By:
                                     -------------------------------------
                                  Name:  Sharon D. Singleton
                                  Title: Vice President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                  FANNIE MAE, A FEDERALLY-CHARTERED AND
                                  STOCKHOLDER-OWNED CORPORATION ORGANIZED AND
                                  EXISTING UNDER THE FEDERAL NATIONAL MORTGAGE
                                  ASSOCIATION CHARTER ACT, Section 12 U.S.C.
                                  1716, ET SEQ.

                                  By:
                                     -------------------------------------
                                  Name: Barbara Ann Frouman
                                  Title: Vice President

                                   EXHIBIT A-1

                               SCHEDULE OF OWNERS

                                   ASSET
OWNER                              NUMBER        PROPERTY NAME           PROPERTY ADDRESS
-----                              ------        -------------           ----------------
The TC-West/Greensview             M-1           Greensview West         9090-C Town & Country
Company                                                                  Boulevard
                                                                         Howard County
                                                                         Ellicott City, MD 21043

The TC-East Company                M-2           Bowley's Quarters       3719-B White Pine Road
                                                                         Baltimore County
                                                                         Baltimore, MD 21220

The TC-Harford Company             M-3           Harford                 9150 Parkland Road
                                                                         Baltimore County
                                                                         Baltimore, MD 21234

The TC-Hollows Company             M-4           Hollows                 7930-B Silverleaf Court
                                                                         Anne Arundel County
                                                                         Glen Burnie, MD 21061

The TC-Montgomery                  M-5           Montgomery Knolls       169-D Watkins Mill Road
Company                                                                  Montgomery County
                                                                         Gaithersburg, MD 20879

The TC-North Company               M-6           Cockeysville            10337 Society Park Drive
                                                                         Baltimore County
                                                                         Cockeysville, MD 21030

Shamrock Acquisitions LLC                        Courts at Avalon        9000 Iron Horse Lane,
(100% Membership interest                        (31% tenancy-in-        Baltimore County,
owned by The TC-                                 common interest)        Baltimore, MD 21208
Woodmoor Company)

The TC-Ridge-View                  M-8           Ridge View              109-F Aspinwood Way
Company                                                                  Baltimore County
                                                                         Baltimore, MD 21237

The TC-South Company               M-9           Woodhill                215-D Woodhill Drive
                                                                         Anne Arundel County
                                                                         Glen Burnie, MD 21061

The TC-Garden Wood                 M-10          Garden Wood             1600 Cantwell Road
Company                                                                  Baltimore County
                                                                         Baltimore, MD 21244

The TC-Hallfield Manor             M-11          Hallfield               8517-A Heathrow Court
Company                                                                  Baltimore County
                                                                         Baltimore, MD 21236

The TC-Montpelier                  M-12          Willow Lake             13005 Old Stage Coach Road
Company                                                                  #1518
                                                                         Prince George's County

                                                                         Laurel, MD 20708

The TC-Northeast Company           M-13          Rossville               7422 Brushfield Road
                                                                         Baltimore County
                                                                         Baltimore, MD 21237

The TC-Laurel Company              M-14          Tall Oaks               3519 Leslie Way
                                                                         #101
                                                                         Anne Arundel County
                                                                         Laurel, MD 20724

The TC-Rolling Road                M-15          Rolling Road            7106-D Rolling Bend Road
Company                                                                  Baltimore County
                                                                         Baltimore, MD 21244

The TC-Versailles                  M-16          Versailles              111 Versailles Circle
Company                                                                  Baltimore County
                                                                         Baltimore, MD 21204

Ivy Acquisitions LLC                             Excalibur               9050 Iron Horse Lane,
(100% Membership interest                                                Baltimore County,
owned by The TC-Fox                                                      Baltimore, MD 21208
Haven Company)

Daisy Acquisitions LLC                           Courts at Avalon        9000 Iron Horse Lane,
(100% Membership interest                        (69% tenancy-in-        Baltimore County,
owned by The TC-                                 common interest)        Baltimore, MD 21208
Charlesmont Company)

The TC-Fox Run Company             M-19          Fox Run                 2 Observation Court
                                                                         Montgomery County
                                                                         Germantown, MD 20876

The TC-Stonegate Company           M-20          Stonegate               4301 Stonegate Boulevard
                                                                         Cecil County
                                                                         Elkton, MD 21921

The TC-University Heights          V-1           University Heights      20300 River Ridge Terrace
Company                                                                  Loudoun County
                                                                         Ashburn, Virginia 20147

The TC-Barton's Crossing           V-2           Barton's Crossing       205 Century Place
Company                                                                  Fairfax County
                                                                         Alexandria, VA 22304

The TC-Glen Company                V-3           The Glen                90 Heritage Way N.E.
                                                                         Loudoun County
                                                                         Leesburg, VA 20176

The TC-McNair Farms                V-4           McNair Farms            2511 Farmcrest Drive
Company                                                                  Fairfax County
                                                                         Herndon, VA 22070

The TC-Carlyle Station             V-5           Carlyle Station         10519 Lariat Lane
Company                                                                  Prince William County
                                                                         Manassas, VA 20109

The TC-Allentown                   P-1           Hidden Village          1943-E Pinehurst Court
Company                                                                  Lehigh County
                                                                         Allentown, PA 18103

The TC-Emmaus Company              P-2           Colonial Crest-         102 North Tenth Street
                                                 Emmaus                  Lehigh County
                                                                         Emmaus, PA 18049

The TC-Hanover Company             P-3           Hanover                 203-E West Clearview Road
                                                                         York County
                                                                         Hanover, PA 17331

The TC-Lancaster West              P-6           Lancaster West          190 Colonial Crest Drive
Company                                                                  Lancaster County
                                                                         Lancaster, PA 17601

The TC-Lancaster East              P-7           Lancaster East          77 Foal Court
Company                                                                  Lancaster County
                                                                         Lancaster, PA 17602

The TC-York Company                P-8           York                    2000 Maplewood Drive
                                                                         York County
                                                                         York, PA 17403

The TC-Rolling Hills               P-9           Rolling Hills           1701 Taxville Road
Company                                                                  #3-D
                                                                         York County
                                                                         York, PA 17404

The TC-Harrisburg East             F-4           Heron's Run             175 Heron's Run Drive
Company                                                                  Sarasota, FL 34232-1740

The TC-Harrisburg                  F-6           Gardens East            2750 Rio Vista Boulevard
Company                                                                  Gardens, FL 33410

The TC-Christina Mill              D-1           Christina Mill          100 Christina Mill Drive
Company                                                                  New Castle County
                                                                         Newark, DE 19711

                                   EXHIBIT A-2

                       SCHEDULE OF INDEBTEDNESS OF OWNERS

ASSET NUMBER        PROPERTY NAME               NEW FIRST DEBT
------------        -------------               --------------
M-1                 Greensview West              32,687,872
M-2                 Bowley's Quarters             8,691,648
M-3                 Harford                       7,398,016
M-4                 Hollows                       7,229,584
M-5                 Mongtomery Knolls             5,058,528
M-6                 Cockeysville                 12,429,168
M-8                 Ridge View                    5,381,936
M-9                 Woodhill                      6,602,488
M-10                Garden Wood                  11,080,320
M-11                Hallfield                     1,535,376
M-12                Willow Lake                  10,233,056
M-13                Rossville                    14,455,688
M-14                Tall Oaks                     8,718,328
M-15                Rolling Road                  8,490,968
M-16                Versailles                    7,009,880
M-19                Fox Run                         500,000
M-20                Stonegate                    10,992,640
V-1                 University Heights              500,000
V-2                 Barton's Crossing            25,250,000
V-3                 The Glen                        500,000
V-4                 McNair Farms                    500,000
V-5                 Carlyle Station              15,101,196
P-1                 Hidden Village                5,416,504
P-2                 Colonial Crest-Emmaus         8,076,616
P-3                 Hanover                       3,837,280
P-6                 Lancaster West                8,321,608
P-7                 Lancaster East                5,431,584
P-8                 York                          8,047,384
P-9                 Rolling Hills                 4,750,000
F-4                 Heron's Run                   7,747,640
F-6                 Gardens East                 12,348,644
D-1                 Christina Mill               8,906,1641
                    Excalibur                     8,397,240
                    Courts at Avalon             17,372,624
Property Co.                                      1,000,000
(Fixed)
Property Co.                                    139,000,000
(Revolver)

1. D-1, M-20 and V-5 have a joint and several obligation of $35,000,000 which will remain a joint and several obligation. For purposes of allocating debt, however, the $35,000,000 has been allocated pro rata over the three properties based on their appraised values (D-1: $13,830,000; M-20:
      $17,070,000; V-5: $23,450,000).

                                   EXHIBIT B

                            SUPPLEMENTAL EXHIBIT JJ

                 [COURTS OF AVALON MAINTENANCE SCHEDULE CHART]

                 [EXCALIBER AT AVALON MAINTENANCE SCHEDULE CHART]

                                    EXHIBIT C

                             SUPPLEMENTAL EXHIBIT KK

COURTS OF AVALON

SITE

Seal Coat and Restripe
Swimming Pool Equipment

ARCHITECTURAL

Wood Framed Balconies, Stain

MECHANICAL/ELECTRICAL

Domestic Hot Water

DWELLING UNITS

Living Area Floors, Carpet
Living Area Floors, Resilient
Refrigerators
Microwaves
Dishwasher
Range
Washers
Dryers

ADA COMPLIANCE
Other

EXCALIBUR AT AVALON

SITE

Civil Engineer-on-Site Review and Report
Repair Leaks at Pool and Garage
Swimming Pool Equipment

ARCHITECTURAL

Retaining Walls, Unit Masonry
Exterior Walls, EIFS

MECHANICAL/ELECTRICAL

Domestic Hot Water

DWELLING UNITS

Common Floors, Carpet
Common Area Walls, Paint
Living Area, Carpet
Refrigerators
Microwaves
Dishwasher
Range
Washers
Dryers

ADA COMPLIANCE

Other



                                       23